Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2007 (the “Report”) by Kiwa Bio-Tech Products Group Corporation (the “Registrant”), I, Lian Jun Luo, hereby certify that:

1. To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 14, 2007	By: /s/ Lian Jun Luo
Name: Lian Jun Luo
Title: Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)